DELAWARE VIP® TRUST

Delaware VIP REIT Series (the “Series”)

Supplement to the Series’ Standard Class and Service Class
Summary Prospectuses (the “Prospectuses”),
each dated April 29, 2016

Effective July 1, 2016, the following replaces the information in the Prospectuses in the section entitled “Who manages the Series? — Investment manager”:

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware Statutory Trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Babak “Bob” Zenouzi	Senior Vice President, Chief Investment Officer — Real Estate Securities and Income Solutions (RESIS)	May 2006
Damon J. Andres, CFA	Vice President, Senior Portfolio Manager	May 1998
Scott P. Hastings, CFA, CPA	Vice President, Portfolio Manager	July 2016

Neither Delaware Management Company nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of Delaware Management Company. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 7, 2016.